Filed pursuant to Rule 497(e) under the Securities Act of 1933

File No. 333-03715

SUPPLEMENT dated July 21, 2006

TO THE PROSPECTUS Dated October 31, 2005

Nuveen Investment Trust

NUVEEN BALANCED STOCK AND BOND FUND

NUVEEN BALANCED MUNICIPAL AND STOCK FUND

NUVEEN LARGE-CAP VALUE FUND

(the “Funds”)

In May 2006, Institutional Capital Corporation, the current investment sub-adviser to the Funds, announced that it had entered into a merger agreement with New York Life Investment Holdings LLC (“NYLIM Holdings”), pursuant to which Institutional Capital Corporation would become a wholly-owned subsidiary of NYLIM Holdings (the “Transaction”). NYLIM Holdings is a subsidiary of New York Life Insurance Company. The Transaction was consummated on or about June 30, 2006, and after that date, Institutional Capital Corporation became Institutional Capital LLC. The portfolio managers and key personnel of Institutional Capital LLC after the Transaction are the same individuals who served in those capacities for Institutional Capital Corporation before the Transaction. Institutional Capital Corporation and Institutional Capital LLC are referred to herein collectively as “ICAP.”

The sub-advisory agreement between Nuveen Asset Management (“NAM” or the “Adviser”) and ICAP in effect prior to the date of the Transaction (“original sub-advisory agreement”) provided for the automatic termination of the agreement upon its “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, a change in control of an investment company’s sub-adviser is deemed to cause an “assignment” of a sub-advisory agreement. The Transaction caused a change in control of ICAP and, accordingly, was deemed to have caused an “assignment” of the original sub-advisory agreement. As a result, the original sub-advisory agreement was automatically terminated as of the date of the Transaction. ICAP currently serves as sub-adviser to your Fund pursuant to an interim sub-advisory agreement approved by the Board of Trustees at a meeting held in May 2006. The interim sub-advisory agreement lasts until the new sub-advisory agreement is approved by shareholders, but in no case for a period longer than 150 days. To seek the approval of the new sub-advisory agreement a special shareholder meeting is scheduled for August 25, 2006. Assuming that shareholder approval is received, ICAP will continue to serve as the sub-adviser to your Fund on an ongoing basis.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-GRINC-0706D